As filed with the Securities and Exchange Commission on May 29, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

Semi-Annual Report March 31, 2020

DoubleLine Opportunistic Credit Fund

NYSE: DBL

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	March 31, 2020	3

Chairman’s Letter	(Unaudited) March 31, 2020

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the 6-month period ended March 31, 2020. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

May 1, 2020

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2020

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2020, the Bloomberg Barclays U.S. MBS Index returned 3.55%, outperforming both the Bloomberg Barclays U.S. Government/Credit Bond Index and the Bloomberg Barclays U.S. Corporate Index. Risk-free rates declined during this reporting period, with 5-year, 10-year, and 30-year U.S. Treasury (UST) yields down 116 basis points (bps), 100 bps, and 79 bps, respectively. In response to the sharp decline in economic activity due to the governmental and market reaction to COVID-19 toward the end of the period, the Federal Reserve (the Fed) announced and implemented a Quantitative Easing program which included purchasing Agency MBS in an effort to support smooth market functioning and effective transmission of monetary policy. The Fed’s gross Agency MBS purchases totaled $295 billion as of March 31, 2020. While purchases consisted of TBA-eligible pools, primarily current coupon production, they did not include Agency collateralized mortgage obligations (“CMOs”). Over the period, prepayments remained elevated as the 30-year mortgage rate generally decreased and reached a historical low. The 30-year mortgage rate (based on Freddie Mac U.S. 30-year Commitment Rates) decreased by 14 bps and reached a historical low value of 3.29% in March. Consistent with these factors, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted, increased by over 200% and reached high levels last observed in 2009. Overall purchasing activity experienced a steep decline at the end of the period as well. The duration of the Bloomberg Barclays U.S. MBS Index over the period contracted from 2.73 to 1.67 as interest rates declined.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2020, spreads were significantly wider for Non-Agency MBS. The market was digesting potential outcomes including the probability of many homeowners struggling to make payments and potential forbearance scenarios. Net issuance reached approximately $60 billion over the period, outpacing the same period one year ago of $42 billion. Issuance largely consisted of: Non-performing loans/Re-performing loans, Prime Jumbo, Credit Risk Transfers, and Non-Qualified Mortgages. Refinancing activity remained elevated during the period. Given the material credit spread widening and general market volatility in March 2020, we believe that new issuance across the sector will be muted for the foreseeable future. We believe mortgage servicers are the focal point during this time as borrowers pursue forbearance. Servicers must advance principal and interest payments under particular circumstances but servicers may not have the capital to do so for a prolonged period of time. Any expansion in the Term Asset-Backed Securities Loan Facility (TALF) program by the Fed to include Non-Agency MBS would be a relief for this market. Any support for mortgage servicers directly would also be supportive and perhaps stymie further deleveraging from Real Estate Investment Trusts (REITs) receiving margin calls based upon this bearish premise.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2020, new issue CMBS spreads were wider alongside broader spreads in credit and equity indices and a sharp decline in interest rates, as a result of market volatility associated with the governmental and market reaction to COVID-19. New issuance of $66.9 billion in CMBS priced during the period, as compared to $41.9 billion from October 2018 through March 2019. As a result of the year end volatility experienced in December 2018, issuers generally made a concerted effort to market as many deals during the first half of the fourth quarter of 2019. Although 2020 got off to a record start with $11.9 billion pricing in January 2020, there was a material slowdown in new issuance in March. For the period, spreads on 10-year AAA last cash flows (LCFs) and BBB- bonds widened materially, especially over a span of the last two weeks. This was largely liquidity driven as fund redemptions and levered CMBS investors created a liquidity vacuum for CMBS bonds as supply flooded the secondary market with limited dealer support. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate (CRE) loans had fallen in 20 of the last 26 months as of period end, and was at 2.07%, 44 bps lower than it was at the start of the reporting period. However, we would note that this is backwards looking and we would presume the delinquency rate will increase. The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 0.85% during the period, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 3.33%. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 2.95% on the national level for the period ended February 29, 2020, as compared to 3.51% over the prior reporting period.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2020, the CLO market saw $45.67 billion in new issuance. October was the busiest month in the period, contributing $10.43 billion of the total. Although refinancing and reset activity was muted on average, it increased substantially in February. Of the 6-month period’s $31.89 billion in refinancing & reset volume, 61% came to market in February as CLO managers tried to capitalize on tight pricing levels. While spreads remained flat to slightly tighter from the start of October through

Semi-Annual Report	March 31, 2020	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2020

February month-end, they widened significantly in March as the market reacted to broader economic concerns surrounding COVID-19. Spreads up and down the capital stack ended March at levels nearly double where they began the period, resulting in a -6.95% total return according to the J.P. Morgan CLO Total Return Level Index. Secondary trading volumes were modest, but surged in March as managers looked to source liquidity and buying opportunities given the lull in new issuance. CLO fundamentals, while mixed over the period, ended in a weakened state. Market value metrics deteriorated, given the loan sell-off in mid-March, while corporate rating downgrades and distressed rates crept higher. The final week of the period saw signs of some stabilization with the intervention of the Fed as loan prices rallied and spreads tightened from recent wides.

•	U.S. Government Securities

For the 6-month period ended March 31, 2020, activity in the U.S. Government sector was tumultuous. At the start of the period, the 10-year U.S. Treasury note yield had rebounded from the cycle low of 1.43% set in early September 2019 and stabilized in a 1.50-2.00% range, closing at 1.66% on September 30. By early January 2020, the 10-year yield had drifted to the upper end of the range, reaching 1.94% on generally upbeat assessments of the outlook for economic growth. While the initial investor reaction to COVID-19 was subdued, the rapid spread of COVID-19 and the dramatic measures taken in March to combat it became a grave threat to global economies and Treasury yields plummeted. U.S. Treasuries were purchased against the wholesale liquidation of virtually all other assets as the drop in yields was compounded by an oil price war. On March 3, the Fed intervened and announced an intra-meeting 50 bps rate cut. On March 15, it announced a second emergency rate cut (bringing the Fed Funds rate to near-zero), swap lines with foreign central banks, unlimited repo financing, and a massive, open-ended, asset purchase program that included, among others, U.S. Treasuries. Treasury yields and the shape of the yield curve were extremely volatile throughout March. By the end of the period, however, the Fed’s aggressive steps appeared to have made considerable progress toward restoring U.S. Treasury market liquidity. The Bloomberg Barclays U.S. Government Bond Index returned 7.24% over the period and the Bloomberg Barclays U.S. Treasury-Inflation Protected (TIPS) Total Return Index returned 2.50%.

•	Bank Loans

For the 6-month period ended March 31, 2020, the S&P/LSTA Leveraged Loan Index returned -11.54%, with the sharp decline driven entirely by the -12.37% return in March. Consistent with the negative returns, higher quality credits outperformed lower quality credits. BB-rated loans returned -9.64%, ahead of B-rated loans (-11.89%) and CCC-rated loans (-21.78%). The weighted average bid price of the Index ended March at 82.85, down 14% from the end of September 2019. The trailing 12-month default rate, by issuer count, remains low but was up modestly from 1.58% in September 2019 to 2.02% in March 2020, as reported by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ.

6	DoubleLine Opportunistic Credit Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2020

For the 6-month period ended March 31, 2020, the DoubleLine Opportunistic Credit Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) return of 3.33%. The period was highlighted by a limited “Phase One” trade deal between the U.S. and China in December, a brief military conflict between the U.S. and Iran in January, and the market reaction to the outbreak of COVID-19 in the U.S. in March. The primary drivers of underperformance over this period were asset allocation and a lack of overlap between Fund assets and the assets that the Fed began supporting during March. Over the period, the top performing fixed income sector was U.S. Treasuries due to a nearly universal flight to quality. The Index held substantially more U.S. Treasuries than the Fund, leading to underperformance. In terms of market intervention, the Fed programs implemented during March generally benefitted unsecured corporate debt more than securitized debt. On March 23, the Fed announced a program allowing the purchase of investment-grade corporate bonds and corporate bond ETFs in the secondary market. Due to the Index holding roughly 25% investment grade corporate bonds and the Fund holding 0% investment grade corporate bonds, this was an especially large driver of underperformance for the period. As of period-end, the gross leverage for the Fund, which detracted from performance, was approximately 20.5%.

6-Month Period Ended 3-31-20	6-Months (Not Annualized)

Net Asset Value (NAV) Return	-13.85%

Market Price Return	-14.27%

Bloomberg Barclays U.S. Aggregate Bond Index	3.33%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2020 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss of principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Additional principal risks for the Fund can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/opportunistic-credit-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Semi-Annual Report	March 31, 2020	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2020

Bloomberg Barclays U.S. Corporate Index—This index represents the total return measure of the corporates portion of the Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Government Bond Index—This index is comprised of the U.S. Treasury and U.S. Agency Indices, the Index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures (securities issued by U.S. government-owned or government-sponsored entities, and debt explicitly guaranteed by the U.S. government).

Bloomberg Barclays U.S. Government/Credit Bond Index—This index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. TIPS Total Return Index—This index measures the performance of the U.S. TIPS market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Investment Grade—A level of credit rating for stocks regarded as carrying a minimal risk to investors. Ratings are based on corporate bond model. The higher the rating the more likely the bond will pay back par/100 cents on the dollar.

J.P. Morgan CLO Total Return Level Index—This index holistically captures the USD-denominated CLO market, representing over 3000 instruments at a total par value of US $236.1 billion. It allows market participants to track securitized loan market valuations.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Moody’s/RCA Commercial Property Price Index (CPPI)—An index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Opportunistic Credit Fund

Standardized Performance Summary	(Unaudited) March 31, 2020

DBL
DoubleLine Opportunistic Credit Fund Returns as of March 31, 2020	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (1-27-12 to 3-31-20)

Total Return based on NAV	-13.85%	-8.62%	0.20%	2.12%	5.31%

Total Return based on Market Price	-14.27%	-9.26%	-2.81%	1.26%	4.40%

Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	4.82%	3.36%	3.18%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2020	9

Schedule of Investments DoubleLine Opportunistic Credit Fund	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.3%

	Castlelake Aircraft Securitization Trust,
1,432,050	Series 2019-1A-C	6.90%	^	04/15/2039	1,023,852

	Harley Marine Financing LLC,
1,409,209	Series 2018-1A-A2	5.68%	^	05/15/2043	1,270,641

	Horizon Aircraft Finance Ltd.,
1,741,698	Series 2018-1-C	6.66%	^	12/15/2038	1,196,255

	Jimmy Johns Funding LLC,
4,875,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	4,929,201

	SoFi Professional Loan Program,
20,000	Series 2018-A-R1	6.11%	^@	02/25/2042	1,191,891
5,930	Series 2018-A-R2	6.11%	^@	02/25/2042	353,396

	Start Ltd.,
1,928,000	Series 2019-2-C	6.66%	^	11/15/2044	1,239,118

	Total Asset Backed Obligations (Cost $13,099,385)				11,204,354

BANK LOANS 6.9%

	Achilles Acquisition LLC,
104,064	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.00%		10/13/2025	92,357

	Acrisure, LLC,
492,443	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.21%		02/16/2027	440,737

	Alera Group Intermediate Holdings, Inc.,
83,520	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		08/01/2025	73,498

	Almonde, Inc.,
500,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	9.03%		06/16/2025	384,000

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
385,783	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%		09/02/2024	260,403
49,785	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.95%		09/02/2024	33,605

	Asurion LLC,
525,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	7.49%		08/04/2025	486,609

	Athenahealth, Inc.,
366,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.28%		02/11/2026	344,322

	Avantor, Inc.,
173,369	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	3.25%		11/21/2024	165,134

	Avaya, Inc.,
449,639	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.95%		12/16/2024	387,814

	Bass Pro Group LLC,
162,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%		09/25/2024	137,312

	BellRing Brands LLC,
281,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/21/2024	265,255

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BI-LO LLC,
	Senior Secured First Lien Term Loan
168,421	(3 Month LIBOR USD + 8.00%, 1.00% Floor)	9.74%		05/31/2024	138,442
163,421	(2 Month LIBOR USD + 8.00%, 1.00% Floor)	9.66%		05/31/2024	134,332
160,658	(3 Month LIBOR USD + 8.00%, 1.00% Floor)	9.31%		05/31/2024	132,061

	Boxer Parent Company, Inc.,
498,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.85%		10/02/2025	419,334

	Brand Energy & Infrastructure Services, Inc.,
	Senior Secured First Lien Term Loan
148,122	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.06%		06/21/2024	120,141
128,453	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.64%		06/21/2024	104,187
2,150	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.70%		06/21/2024	1,743

	Brazos Delaware LLC,
795,825	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.92%		05/21/2025	419,798

	Connect U.S. Finco LLC,
240,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	193,500

	Constellis Holdings LLC,
492,443	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.78%	Ω	04/19/2024	19,698

	Covia Holdings Corporation,
476,513	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	5.39%		06/02/2025	225,541

	CSM Bakery Solutions LLC,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.87%		07/03/2020	413,750

	Cyxtera DC Holdings, Inc.,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		05/01/2025	196,250

	Dynasty Acquisition Company, Inc.,
64,758	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	52,535
34,816	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	28,245

	EG America LLC,
277,374	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		02/06/2025	206,367

	EnergySolutions LLC,
491,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.20%		05/09/2025	432,300

	Flexential Intermediate Corporation,
676,531	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		08/01/2024	486,256

	Foresight Energy LLC,
40,168	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 11.00%, 2.00% Floor)	13.00%		09/10/2020	38,962

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Foresight Energy LLC, (Cont.)
487,141	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.36%	Ω	03/28/2022	82,814

	Froneri US, Inc.,
45,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%)	6.74%		01/28/2028	42,750

	Gavilan Resources LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	6.99%		03/01/2024	60,000

	Getty Images, Inc.,
175,846	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.50%		02/19/2026	142,875

	Granite US Holdings Corporation,
462,675	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.25%)	6.32%		09/30/2026	335,439

	Gulf Finance LLC,
	Senior Secured First Lien Term Loan
254,463	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.71%		08/25/2023	132,575
422,775	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	220,266

	Houston Foods, Inc.,
73,913	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		07/21/2025	62,457

	Hyland Software, Inc.,
350,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.99%		07/07/2025	321,125

	ION Trading Technologies SARL,
392,965	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	327,471

	Jo-Ann Stores LLC,
187,086	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	73,231

	Keane Group Holdings LLC,
471,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.50%		05/26/2025	315,972

	Kindred Healthcare, Inc.,
791,179	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.00%		07/02/2025	672,503

	Klockner-Pentaplast of America, Inc.,
299,817	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	212,289

	LSF9 Atlantis Holdings LLC,
474,522	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		05/01/2023	391,777

	McDermott International, Inc.,
	Senior Secured First Lien Delayed-Draw Term Loan
23,168	(3 Month LIBOR USD + 9.00%, 1.00% Floor)	10.81%		10/23/2020	21,268
27,380	(1 Month LIBOR USD + 9.00%, 1.00% Floor)	10.81%		10/23/2020	25,135
477,351	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	2.00%	Ω	05/12/2025	146,917

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	McDermott International, Inc., (Cont.)
122,265	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 9.00%)	10.65%		10/22/2020	112,239

	Millennium Trust Company LLC,
435,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.99%		03/27/2026	369,533

	Mirion Technologies, Inc.,
	Senior Secured First Lien Term Loan
180,509	(3 Month LIBOR USD + 4.00%)	5.07%		03/06/2026	162,458
17,991	(3 Month LIBOR USD + 4.00%)	5.94%		03/06/2026	16,192

	Mitchell International, Inc.,
748,333	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.24%		12/01/2025	588,688

	MLN US HoldCo LLC,
195,535	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		11/28/2025	139,807
155,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	9.74%		11/30/2026	93,775

	Monitronics International, Inc.,
364,198	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%)	7.75%		03/29/2024	249,931

	NEP Group, Inc.,
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.60%		10/19/2026	56,375

	Pearl Intermediate Parent LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	7.24%		02/13/2026	417,500

	Polar US Borrower LLC,
64,187	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		10/15/2025	56,645

	PowerTeam Services LLC,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	8.70%		03/06/2026	397,500

	Prairie ECI Acquiror LP,
251,331	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.20%		03/11/2026	133,771

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
92,514	(2 Month LIBOR USD + 4.25%)	5.98%		07/09/2025	77,526
107,900	(12 Month LIBOR USD + 4.25%)	0.06%		07/09/2025	90,421

	Renaissance Holding Corporation,
108,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.24%		05/30/2025	91,594

	RentPath, Inc.,
318,676	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00%	Ω	12/17/2021	244,146
55,338	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		08/31/2020	52,848

	Restaurant Technologies, Inc.,
75,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.10%		10/01/2026	63,375

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	11

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Securus Technologies Holdings, Inc.,
78,718	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	11/01/2024	62,581

	Solenis International LP,
305,573	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.61%	06/26/2025	246,496
245,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.11%	06/26/2026	170,275

	Sound Inpatient Physicians, Inc.,
190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.74%	06/26/2026	168,150

	Summit Midstream Partners Holdings LLC,
285,949	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	05/13/2022	120,099

	Syncreon Group Holdings B.V.,
91,170	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%	10/01/2024	78,862
163,083	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.45%	04/01/2025	110,081

	The Edelman Financial Center LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.68%	07/20/2026	385,500

	TIBCO Software Inc,
235,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.66%	03/03/2028	224,425

	TKC Holdings, Inc.,
499,900	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	9.00%	02/01/2024	387,422

	Travel Leaders Group LLC,
132,638	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.96%	01/25/2024	101,910

	Travelport Finance SARL,
124,375	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.07%	05/29/2026	81,590

	United Natural Foods, Inc.,
114,422	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%	10/22/2025	99,118

	Vantage Specialty Chemicals, Inc.,
500,000	Senior Secured Second Lien Term Loan (2 Month LIBOR USD + 8.25%, 1.00% Floor)	9.86%	10/27/2025	337,812

	Verscend Holding Corporation,
295,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%	08/27/2025	280,725

	WaterBridge Midstream Operating LLC,
497,500	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%)	6.75%	06/22/2026	288,550

	Web.Com Group, Inc.,
362,246	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	8.95%	10/09/2026	280,135

	WeddingWire, Inc.,
167,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.95%	12/19/2025	146,891

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WeddingWire, Inc., (Cont.)
335,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	9.70%		12/21/2026	309,875

	Zelis Cost Management Buyer, Inc.,
159,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		09/30/2026	148,428

	Total Bank Loans (Cost $24,743,251)				17,864,601

COLLATERALIZED LOAN OBLIGATIONS 24.6%

	Allegany Park Ltd.,
1,000,000	Series 2019-1A-E (3 Month LIBOR USD + 6.78%, 6.78% Floor)	8.61%	^	01/20/2033	663,597

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	8.79%	#^@Þ	04/17/2026	20,000

	Atlas Senior Loan Fund Ltd.,
1,700,000	Series 2019-14A-D (3 Month LIBOR USD + 3.90%, 3.90% Floor)	5.72%	^	07/20/2032	1,128,283

	Atrium Corporation,
1,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.21%	^	05/28/2030	799,710

	Babson Ltd.,
1,000,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	4.77%	^	10/20/2030	776,743
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.42%	^	07/18/2029	824,026

	Barings Ltd.,
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	4.72%	^	07/20/2029	409,010
1,000,000	Series 2018-3A-E (3 Month LIBOR USD + 5.75%)	7.57%	^	07/20/2029	632,214
2,500,000	Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.68%	^	04/15/2031	1,962,383
1,000,000	Series 2019-1A-E (3 Month LIBOR USD + 6.68%, 6.68% Floor)	8.51%	^	04/15/2031	662,267
1,000,000	Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.68%	^	04/15/2031	781,324

	Beechwood Park Ltd.,
5,000,000	Series 2019-1A-D1 (3 Month LIBOR USD + 4.10%, 4.10% Floor)	6.00%	^	01/17/2033	3,920,322
2,000,000	Series 2019-1A-E (3 Month LIBOR USD + 7.50%, 7.50% Floor)	9.40%	^	01/17/2033	1,401,415

	BlueMountain Ltd.,
1,900,000	Series 2013-1A-DR (3 Month LIBOR USD + 7.50%, 7.50% Floor)	9.32%	^	01/20/2029	988,158
1,000,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	4.70%	^	10/22/2030	761,182

	Canyon Capital Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.43%	^	07/15/2030	815,048
1,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	8.08%	^	07/15/2030	599,874
1,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.58%	^	07/15/2031	897,128
1,550,000	Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.68%	^	04/15/2032	1,178,574

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Carlyle Global Market Strategies Ltd.,
1,500,000	Series 2015-5A-DR (3 Month LIBOR USD + 6.70%, 6.70% Floor)	8.52%	^	01/20/2032	819,561

	Cathedral Lake Ltd.,
3,750,000	Series 2015-3A-DR (3 Month LIBOR USD + 4.10%, 4.10% Floor)	5.93%	^	07/16/2029	2,983,864

	Dryden Senior Loan Fund,
2,500,000	Series 2014-33A-ER2 (3 Month LIBOR USD + 6.97%, 6.97% Floor)	8.80%	^	04/15/2029	1,733,618
1,500,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	6.98%	^	01/15/2031	873,861
1,200,000	Series 2015-38A-ER (3 Month LIBOR USD + 5.60%, 5.60% Floor)	7.43%	^	07/15/2030	733,626
2,000,000	Series 2015-40A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.44%	^	08/15/2031	1,150,232
1,750,000	Series 2016-42A-ER (3 Month LIBOR USD + 5.55%)	7.38%	^	07/15/2030	1,034,351
500,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	5.08%	^	07/15/2030	396,630

	Gilbert Park Ltd.,
2,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	8.23%	^	10/15/2030	1,321,226

	GoldenTree Loan Management Ltd.,
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	4.67%	^	04/20/2030	377,234

	Greenwood Park Ltd.,
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 4.95%)	6.78%	^	04/15/2031	562,017

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.45%	^	10/22/2025	416,208

	Highbridge Loan Management Ltd.,
1,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	4.72%	^	10/20/2029	726,770

	HPS Loan Management Ltd.,
1,000,000	Series 11A-17-E (3 Month LIBOR USD + 6.10%)	7.84%	^	05/06/2030	606,048

	LCM Ltd.,
2,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	7.12%	^	01/20/2031	1,460,795

	Madison Park Funding Ltd.,
850,000	Series 2014-14A-ER (3 Month LIBOR USD + 5.80%, 5.80% Floor)	7.60%	^	10/22/2030	516,381
1,500,000	Series 2016-22A-ER (3 Month LIBOR USD + 6.70%, 6.70% Floor)	8.36%	^	01/15/2033	934,275
1,500,000	Series 2019-34A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	8.54%	^	04/25/2031	1,013,494

	Magnetite Ltd.,
1,500,000	Series 2019-24A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	5.71%	^	01/15/2033	1,161,556
1,000,000	Series 2019-24A-E (3 Month LIBOR USD + 6.95%, 6.95% Floor)	8.86%	^	01/15/2033	664,114

	Neuberger Berman Loan Advisers Ltd.,
2,500,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	7.23%	^	01/15/2028	1,794,889
1,000,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	5.07%	^	10/18/2029	752,194
2,000,000	Series 2019-32A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	5.67%	^	01/19/2032	1,535,800

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.83%	^	07/15/2029	791,304
2,500,000	Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	5.65%	^	02/14/2031	1,905,900
4,000,000	Series 2014-1A-DRR (3 Month LIBOR USD + 7.00%, 7.00% Floor)	8.70%	^	02/14/2031	2,762,864
2,000,000	Series 2016-1A-ER (3 Month LIBOR USD + 7.25%)	9.05%	^	01/24/2033	1,359,140
1,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	9.92%	^	07/15/2030	486,429
2,000,000	Series 2017-1A-SUB	13.58%	#^@Þ	03/17/2030	745,807
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 5.20%, 5.20% Floor)	7.02%	^	01/20/2031	921,953
900,000	Series 2018-3A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.57%	^	10/20/2030	554,918
500,000	Series 2019-4A-E (3 Month LIBOR USD + 6.80%, 6.80% Floor)	8.51%	^	05/12/2031	323,971

	RRAM Ltd.,
1,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	4.78%	^	04/15/2030	785,000

	Taconic Park Ltd.,
2,000,000	Series 2016-1A-CR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	0.01%	^	01/20/2029	1,564,243

	Trimaran CAVU LLC,
2,250,000	Series 2019-1A-D (3 Month LIBOR USD + 4.15%, 4.15% Floor)	5.97%	^	07/20/2032	1,653,975
500,000	Series 2019-2A-C (3 Month LIBOR USD + 4.72%, 4.72% Floor)	6.63%	^	11/26/2032	457,881

	Voya Ltd.,
1,000,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.37%	^	07/20/2030	802,962
3,000,000	Series 2019-4A-D (3 Month LIBOR USD + 3.83%, 3.83% Floor)	5.57%	^	01/15/2033	2,340,223

	Wind River Ltd.,
2,000,000	Series 2012-1A-ER (3 Month LIBOR USD + 7.38%)	9.21%	^	01/15/2026	1,030,325
2,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.58%	^	01/15/2031	1,442,444
1,040,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	4.34%	^	11/20/2030	733,986

	Total Collateralized Loan Obligations (Cost $91,106,526)				63,453,327

FOREIGN CORPORATE BONDS 0.4%
1,250,000	AI Candelaria Spain SLU	7.50%		12/15/2028	935,678

	Total Foreign Corporate Bonds (Cost $1,212,203)				935,678

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 19.3%

	AREIT Trust,
2,000,000	Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.35%	^	09/14/2036	1,422,554

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	13

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Benchmark Mortgage Trust,
18,465,777	Series 2018-B1-XA	0.52%	# I/O	01/15/2051	588,098

	BF Mortgage Trust,
1,012,000	Series 2019-NYT-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70%	^	12/15/2035	782,621

	BX Commercial Mortgage Trust,
5,000,000	Series 2019-IMC-G (1 Month LIBOR USD + 3.60%, 3.60% Floor)	4.30%	^	04/15/2034	3,695,668

	BXP Trust,
1,025,000	Series 2017-CQHP-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.70%	^	11/15/2034	863,976

	Carbon Capital Commercial Mortgage Trust,
976,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55%	^	10/15/2035	845,753

	CD Commercial Mortgage Trust,
18,099,871	Series 2017-CD6-XA	0.96%	# I/O	11/13/2050	880,360

	Citigroup Commercial Mortgage Trust,
269,000	Series 2015-GC27-D	4.42%	#^	02/10/2048	225,359
4,537,196	Series 2015-GC27-XA	1.35%	# I/O	02/10/2048	219,463
254,000	Series 2016-GC36-D	2.85%	^	02/10/2049	180,519
168,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	4.35%	^	12/15/2036	106,651

	Commercial Mortgage Pass-Through Certificates,
31,982,489	Series 2013-LC6-XA	1.37%	# I/O	01/10/2046	934,544
26,400,000	Series 2014-UBS3-XC	1.24%	#^ I/O	06/10/2047	1,229,997
1,288,300	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	328,385
2,307,151	Series 2014-UBS4-G	3.75%	^Þ	08/10/2047	192,481
5,000	Series 2014-UBS4-V	0.00%	#^Þ	08/10/2047	1
27,394,000	Series 2015-CR23-XD	1.07%	#^ I/O	05/10/2048	1,296,810
566,000	Series 2015-CR26-C	4.48%	#	10/10/2048	495,487
5,297,000	Series 2015-CR26-XD	1.23%	#^ I/O	10/10/2048	311,319
80,122,385	Series 2015-LC21-XA	0.75%	# I/O	07/10/2048	2,205,801
1,500,000	Series 2015-LC23-E	3.65%	#^	10/10/2048	1,017,659
549,000	Series 2016-CR28-E	4.15%	#^	02/10/2049	407,986

	FREMF Mortgage Trust,
128,113	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	6.57%	^	07/25/2023	111,765

	Great Wolf Trust,
3,000,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.84%	^	12/15/2036	2,036,785

	GS Mortgage Securities Corporation,
1,000,000	Series 2015-GC28-D	4.32%	#^	02/10/2048	832,254
80,915,332	Series 2018-GS9-XA	0.45%	# I/O	03/10/2051	2,368,003

	GS Mortgage Securities Trust,
500,000	Series 2014-GC26-C	4.51%	#	11/10/2047	448,474
2,150,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	1,625,122

	Hawaii Hotel Trust,
1,640,000	Series 2019-MAUI-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.45%	^	05/15/2038	1,173,338

	HPLY Trust,
1,419,075	Series 2019-HIT-G (1 Month LIBOR USD + 3.90%, 3.90% Floor)	4.60%	^	11/15/2036	687,609

	JP Morgan Chase Commercial Mortgage Securities Corporation,
23,056,787	Series 2012-CBX-XA	1.48%	# I/O	06/15/2045	417,443

	JP Morgan Chase Commercial Mortgage Securities Trust,
92,430	Series 2006-LDP9-AMS	5.34%		05/15/2047	91,269
2,000,000	Series 2011-C3-D	5.66%	#^	02/15/2046	1,958,796

	JPMBB Commercial Mortgage Securities Trust,
10,765,000	Series 2013-C14-XC	1.10%	#^ I/O	08/15/2046	351,105
3,488,650	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	2,485,252

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust, (Cont.)
1,938,200	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	988,819
5,272,400	Series 2014-C19-NR	3.75%	#^Þ	04/15/2047	867,951
925,000	Series 2014-C23-C	4.47%	#	09/15/2047	830,839
2,000,000	Series 2014-C23-D	3.97%	#^	09/15/2047	1,660,774
4,066,777	Series 2014-C26-XA	0.97%	# I/O	01/15/2048	148,932
500,000	Series 2015-C27-D	3.81%	#^	02/15/2048	405,007
360,000	Series 2015-C29-C	4.18%	#	05/15/2048	312,987
20,920,000	Series 2015-C29-XE	0.28%	#^ I/O	05/15/2048	337,174
675,000	Series 2015-C32-C	4.66%	#	11/15/2048	593,797
16,358,000	Series 2015-C32-XD	0.50%	#^ I/O	11/15/2048	383,257
165,000	Series 2015-C33-C	4.62%	#	12/15/2048	144,644

	JPMCC Commercial Mortgage Securities Trust,
500,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.10%, 3.00% Floor)	3.70%	^	07/15/2036	309,857

	LoanCore Issuer Ltd.,
2,876,000	Series 2019-CRE3-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	3.20%	^	04/15/2034	2,147,777

	LSTAR Commercial Mortgage Trust,
4,828,593	Series 2016-4-XA	1.84%	#^ I/O	03/10/2049	256,340

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C19-C	4.00%		12/15/2047	435,654
804,000	Series 2015-C27-D	3.24%	#^	12/15/2047	586,579

	Morgan Stanley Capital Trust,
784,000	Series 2007-IQ15-C	6.13%	#^	06/11/2049	803,899
1,191,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	7.60%	^	11/15/2034	634,891

	UBS Commercial Mortgage Trust,
824,000	Series 2013-C5-D	4.10%	#^	03/10/2046	711,815

	Wells Fargo Commercial Mortgage Trust,
467,000	Series 2012-LC5-E	4.76%	#^Þ	10/15/2045	377,613
23,293,000	Series 2015-C28-XF	1.11%	#^ I/O	05/15/2048	1,133,309
747,000	Series 2015-NXS4-D	3.67%	#	12/15/2048	582,380
55,230,366	Series 2018-C43-XA	0.70%	# I/O	03/15/2051	2,420,664

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $65,522,161)				49,893,666

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 32.0%

	Adjustable Rate Mortgage Trust,
1,646,472	Series 2006-1-2A1	4.17%	#	03/25/2036	1,111,327

	Banc of America Alternative Loan Trust,
816,883	Series 2005-8-2CB1	6.00%		09/25/2035	789,264

	BCAP LLC Trust,
11,467,377	Series 2007-AB1-A5	4.84%	ß	03/25/2037	6,409,914
4,695,131	Series 2010-RR6-2216	3.61%	#^	06/26/2036	4,178,786
899,719	Series 2010-RR6-6A2	9.30%	#^	07/26/2037	738,163

	Chase Mortgage Finance Trust,
1,677,401	Series 2007-S1-A7	6.00%		02/25/2037	1,045,352
1,778,852	Series 2007-S3-1A5	6.00%		05/25/2037	1,214,644

	CHL Mortgage Pass-Through Trust,
1,861,867	Series 2007-4-1A35 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	5.75%	I/F I/O	05/25/2037	571,418

	CIM Trust,
7,000,000	Series 2016-1RR-B2	6.96%	#^Þ	07/26/2055	6,410,760
7,000,000	Series 2016-2RR-B2	7.57%	#^Þ	02/25/2056	6,479,269
7,000,000	Series 2016-3RR-B2	7.97%	#^Þ	02/27/2056	6,439,023
6,010,000	Series 2017-3RR-B2	10.50%	#^Þ	01/27/2057	5,919,850

	Citigroup Mortgage Loan Trust, Inc.,
436,289	Series 2006-8-A4 (-3 x 1 Month LIBOR USD + 19.66%, 19.66% Cap)	17.06%	^ I/F	10/25/2035	616,192

	CitiMortgage Alternative Loan Trust,
2,039,144	Series 2007-A4-1A6	5.75%		04/25/2037	1,830,799
1,670,478	Series 2007-A6-1A16	6.00%		06/25/2037	1,503,489

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust,
1,064,344	Series 2005-85CB-2A5 (1 Month LIBOR USD + 1.10%, 1.10% Floor, 7.00% Cap)	2.05%		02/25/2036	826,458
224,773	Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	18.16%	I/F	02/25/2036	314,412

	Credit Suisse First Boston Mortgage Securities Corporation,
2,409,285	Series 2005-11-7A1	6.00%		12/25/2035	1,771,834

	Credit Suisse Mortgage Capital Certificates,
3,169,904	Series 2006-5-3A3	6.50%		06/25/2036	1,159,291
809,940	Series 2006-9-2A1	5.50%		11/25/2036	702,539
398,742	Series 2006-9-6A14	6.00%		11/25/2036	365,908

	IndyMac Mortgage Loan Trust,
1,462,895	Series 2005-AR23-6A1	3.56%	#	11/25/2035	1,197,658

	JP Morgan Alternative Loan Trust,
142,195	Series 2006-S1-2A5	5.50%		02/25/2021	135,562

	JP Morgan Resecuritization Trust,
2,421,957	Series 2011-1-2A10	6.00%	#^	06/26/2037	2,033,662

	Lehman Mortgage Trust,
1,137,022	Series 2007-10-1A1	6.00%		01/25/2038	1,101,743
1,622,553	Series 2007-4-1A3	5.75%		05/25/2037	1,193,846

	PNMAC GMSR Trust,
5,800,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	3.30%	^	04/25/2023	5,197,312

	RBSGC Structured Trust,
1,259,179	Series 2008-B-A1	6.00%	^	06/25/2037	1,190,986

	Residential Accredit Loans, Inc.,
1,752,640	Series 2005-QS13-2A3	5.75%		09/25/2035	1,597,379
1,136,248	Series 2005-QS14-3A1	6.00%		09/25/2035	1,015,942
1,352,861	Series 2006-QS10-A1	6.00%		08/25/2036	1,213,430
2,600,259	Series 2006-QS7-A3	6.00%		06/25/2036	2,253,347
720,735	Series 2007-QS1-1A1	6.00%		01/25/2037	627,628
3,080,454	Series 2007-QS3-A1	6.50%		02/25/2037	2,663,660
1,213,043	Series 2007-QS6-A1 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	1.28%		04/25/2037	824,780
1,284,238	Series 2007-QS6-A102	5.75%		04/25/2037	1,102,274
276,337	Series 2007-QS6-A2 (-8 x 1 Month LIBOR USD + 55.58%, 55.58% Cap)	47.69%	I/F	04/25/2037	664,207

	Residential Asset Securitization Trust,
1,638,413	Series 2006-A6-1A12 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.15%	I/F I/O	07/25/2036	421,431
1,619,987	Series 2006-A6-1A9	6.00%		07/25/2036	602,346

	Residential Funding Mortgage Securities Trust,
804,385	Series 2007-S2-A4	6.00%		02/25/2037	699,204

	Structured Adjustable Rate Mortgage Loan Trust,
854,880	Series 2006-1-2A2	3.78%	#	02/25/2036	735,390

	Velocity Commercial Capital Loan Trust,
1,045,008	Series 2018-1-M4	5.01%	^	04/25/2048	867,723
675,318	Series 2018-1-M5	6.26%	^	04/25/2048	553,892
1,300,548	Series 2018-1-M6	7.26%	^	04/25/2048	858,729

	Washington Mutual Mortgage Pass-Through Certificates,
3,896,489	Series 2006-8-A4	4.31%	ß	10/25/2036	1,975,947

	Wells Fargo Alternative Loan Trust,
1,640,615	Series 2007-PA3-2A1	6.00%		07/25/2037	1,547,311

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $89,665,277)				82,674,081

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 30.5%

	Federal Home Loan Mortgage Corporation,
3,000,000	Series 2020-HQA2-B2 (1 Month LIBOR USD + 7.60%)	8.41%	^	03/25/2050	1,173,465
587,065	Series 3211-SI (-4 x 1 Month LIBOR USD + 27.67%, 27.67% Cap)	24.70%	I/F I/O	09/15/2036	469,323
1,304,693	Series 3236-ES (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.00%	I/F I/O	11/15/2036	270,135
797,860	Series 3256-S (-1 x 1 Month LIBOR USD + 6.69%, 6.69% Cap)	5.99%	I/F I/O	12/15/2036	174,651
495,265	Series 3292-SD (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.40%	I/F I/O	03/15/2037	91,099
5,329,883	Series 3297-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	6.06%	I/F I/O	04/15/2037	1,199,023
3,942,149	Series 3311-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	6.06%	I/F I/O	05/15/2037	814,804
3,878,688	Series 3311-IA (-1 x 1 Month LIBOR USD + 6.41%, 6.41% Cap)	5.71%	I/F I/O	05/15/2037	829,752
871,935	Series 3314-SH (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	5.70%	I/F I/O	11/15/2036	175,370
449,917	Series 3330-KS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	5.85%	I/F I/O	06/15/2037	66,648
121,004	Series 3339-AI (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	5.85%	I/F I/O	07/15/2037	19,657
2,588,438	Series 3339-TI (-1 x 1 Month LIBOR USD + 6.14%, 6.14% Cap)	5.44%	I/F I/O	07/15/2037	552,567
1,531,083	Series 3374-SD (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.75%	I/F I/O	10/15/2037	273,918
304,532	Series 3382-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.60%	I/F I/O	11/15/2037	49,156
4,568,335	Series 3404-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.30%	I/F I/O	01/15/2038	950,779
275,513	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	4.95%	I/F I/O	03/15/2038	29,947
3,411,777	Series 3435-S (-1 x 1 Month LIBOR USD + 5.98%, 5.98% Cap)	5.28%	I/F I/O	04/15/2038	630,482
220,229	Series 3508-PS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.95%	I/F I/O	02/15/2039	30,226
2,117,311	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	3.75%	I/F I/O	09/15/2040	244,151
10,032,049	Series 3736-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.35%	I/F I/O	10/15/2040	1,777,314
3,868,289	Series 3753-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.30%	I/F I/O	11/15/2040	828,510
4,280,902	Series 3780-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.80%	I/F I/O	12/15/2040	937,045
1,418,046	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.15%	I/F I/O	02/15/2041	274,931
1,174,966	Series 3905-SC (-5 x 1 Month LIBOR USD + 22.75%, 22.75% Cap)	15.97%	I/F	08/15/2041	2,647,646
1,382,934	Series 3924-SJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.30%	I/F I/O	09/15/2041	253,835

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	15

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
4,454,926	Series 3960-ES (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.25%	I/F I/O	11/15/2041	637,483
3,353,202	Series 4225-BS (-3 x 1 Month LIBOR USD + 11.87%, 11.87% Cap)	8.25%	I/F	12/15/2040	3,937,446
3,525,897	Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	5.20%	I/F I/O	01/15/2054	631,364
38,343,110	Series 4610-IB	3.00%	I/O	06/15/2041	1,318,880

	Federal National Mortgage Association,
131,539	Series 2005-72-WS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	5.80%	I/F I/O	08/25/2035	20,051
1,354,154	Series 2005-90-SP (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	5.80%	I/F I/O	09/25/2035	147,887
510,470	Series 2006-117-SQ (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	5.60%	I/F I/O	12/25/2036	44,953
317,296	Series 2006-119-HS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.70%	I/F I/O	12/25/2036	58,588
5,188,289	Series 2006-123-CI (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	5.79%	I/F I/O	01/25/2037	1,191,346
2,381,150	Series 2007-15-BI (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	5.75%	I/F I/O	03/25/2037	512,426
693,238	Series 2007-20-S (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	5.79%	I/F I/O	03/25/2037	97,040
415,946	Series 2007-21-SD (-1 x 1 Month LIBOR USD + 6.48%, 6.48% Cap)	5.53%	I/F I/O	03/25/2037	68,743
1,110,204	Series 2007-30-IE (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	5.79%	I/F I/O	04/25/2037	293,272
2,473,793	Series 2007-32-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15%	I/F I/O	04/25/2037	471,346
1,213,911	Series 2007-40-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15%	I/F I/O	05/25/2037	215,484
189,040	Series 2007-48-SE (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15%	I/F I/O	05/25/2037	23,627
418,341	Series 2007-64-LI (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	5.61%	I/F I/O	07/25/2037	62,587
122,087	Series 2007-68-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.70%	I/F I/O	07/25/2037	17,855
6,165,260	Series 2007-75-PI (-1 x 1 Month LIBOR USD + 6.54%, 6.54% Cap)	5.59%	I/F I/O	08/25/2037	1,302,613
3,445,996	Series 2008-33-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05%	I/F I/O	04/25/2038	676,105
2,819,701	Series 2008-42-SC (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	4.95%	I/F I/O	05/25/2038	544,869
667,005	Series 2008-5-GS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.30%	I/F I/O	02/25/2038	126,554
1,717,708	Series 2008-62-SD (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.10%	I/F I/O	07/25/2038	321,503
1,159,395	Series 2008-68-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15%	I/F I/O	08/25/2038	226,049
245,772	Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.30%	I/F I/O	01/25/2040	35,421
1,122,468	Series 2009-12-CI (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	5.65%	I/F I/O	03/25/2036	203,586

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
248,959	Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.15%	I/F I/O	07/25/2039	23,906
285,118	Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.00%	I/F I/O	07/25/2039	41,261
136,474	Series 2009-67-SA (-1 x 1 Month LIBOR USD + 5.15%, 0.25% Floor, 5.15% Cap)	4.20%	I/F I/O	07/25/2037	14,512
668,755	Series 2009-87-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05%	I/F I/O	11/25/2049	119,747
1,047,080	Series 2009-91-SD (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.20%	I/F I/O	11/25/2039	199,464
184,612	Series 2010-115-SD (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	5.65%	I/F I/O	11/25/2039	21,496
332,189	Series 2010-11-SC (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	3.85%	I/F I/O	02/25/2040	37,296
1,615,363	Series 2010-134-SE (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	5.70%	I/F I/O	12/25/2025	152,940
6,742,868	Series 2010-142-SC (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	5.65%	I/F I/O	12/25/2040	1,680,836
1,139,518	Series 2010-15-SL (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.00%	I/F I/O	03/25/2040	168,163
255,493	Series 2010-19-SA (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.45%	I/F I/O	03/25/2050	24,500
958,809	Series 2010-31-SB (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05%	I/F I/O	04/25/2040	138,852
1,615,310	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	4.72%	I/F I/O	05/25/2040	290,497
254,185	Series 2010-8-US (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	3.85%	I/F I/O	02/25/2040	23,469
287,301	Series 2010-9-GS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	3.80%	I/F I/O	02/25/2040	29,205
1,382,351	Series 2011-114-S (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05%	I/F I/O	09/25/2039	245,785
2,226,157	Series 2011-146-US (-1 x 1 Month LIBOR USD + 7.00%, 7.00% Cap)	5.67%	I/F	01/25/2042	2,770,370
721,151	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	5.45%	I/F I/O	11/25/2040	65,294
321,905	Series 2012-29-SG (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05%	I/F I/O	04/25/2042	46,997
4,355,646	Series 2012-56-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.10%	I/F I/O	06/25/2042	753,187
4,517,360	Series 2012-76-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.05%	I/F I/O	07/25/2042	738,356
9,953,709	Series 2013-83-US (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.05%	I/F	08/25/2043	10,168,021
319,547	Series 374-19	6.50%	I/O	09/25/2036	74,663

	Government National Mortgage Association,
796,986	Series 2009-104-SD (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.65%	I/F I/O	11/16/2039	158,786
147,532	Series 2010-98-IA	5.68	%# I/O	03/20/2039	16,559
1,001,831	Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	4.58%	I/F I/O	05/20/2041	173,052

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
1,473,576	Series 2011-71-SG (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.63%	I/F I/O	05/20/2041	243,482
1,728,094	Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	4.61%	I/F I/O	05/20/2041	300,027
2,037,702	Series 2011-89-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.68%	I/F I/O	06/20/2041	341,341
923,588	Series 2012-34-LI (-20 x 1 Month LIBOR USD + 122.00%, 6.00% Cap)	6.00%	I/F I/O	12/16/2039	186,971
9,744,423	Series 2013-119-TZ	3.00%	>	08/20/2043	10,061,497
31,570,635	Series 2013-39-HS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	3.98%	I/F I/O	03/20/2041	4,893,104
5,737,178	Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.43%	I/F I/O	03/20/2044	1,175,256
8,379,944	Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.55%	I/F I/O	04/16/2044	1,770,794
6,061,700	Series 2014-63-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	4.78%	I/F I/O	04/20/2044	1,550,554
4,956,736	Series 2014-69-ST (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.40%	I/F I/O	12/16/2039	887,407
6,201,527	Series 2015-148-BS (-1 x 1 Month LIBOR USD + 5.69%, 5.69% Cap)	4.92%	I/F I/O	10/20/2045	1,160,334
34,536,808	Series 2018-111-SA (-1 x 1 Month LIBOR USD + 4.55%, 4.55% Cap)	3.55%	I/F I/O	08/20/2048	3,951,543
68,031,294	Series 2018-48-SD (-1 x 1 Month LIBOR USD + 3.90%, 3.90% Cap)	3.13%	I/F I/O	04/20/2048	6,039,478

	Total US Government and Agency Mortgage Backed Obligations (Cost $64,113,696)				78,690,514

COMMON STOCKS 0.0%
1,813	McDermott International, Inc.*Þ				—
6,558	Syncreon Group B.V.*Þ				39,347

	Common Stocks (Cost $180,411)				39,347

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 8.1%
1,316,469	First American Government Obligations Fund - Class U	0.47%	♦		1,316,469
1,316,469	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.36%	♦		1,316,469
1,316,469	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		1,316,469
17,000,000	United States Treasury Bills	0.00%		12/03/2020	16,989,401

	Total Short Term Investments (Cost $20,777,772)				20,938,808

	Total Investments 126.1% (Cost $370,420,682)‡				325,694,376
	Liabilities in Excess of Other Assets (26.1)%				(67,455,966)

	NET ASSETS 100.0%				$258,238,410

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	32.0%
US Government and Agency Mortgage Backed Obligations	30.5%
Collateralized Loan Obligations	24.6%
Non-Agency Commercial Mortgage Backed Obligations	19.3%
Short Term Investments	8.1%
Bank Loans	6.9%
Asset Backed Obligations	4.3%
Foreign Corporate Bonds	0.4%
Common Stocks	0.0%	~
Other Assets and Liabilities	(26.1)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Þ	Value determined using significant unobservable inputs.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

I/O	Interest only security

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2020.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2020.

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2020.

♦	Seven-day yield as of March 31, 2020

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

*	Non-income producing security

‡

Under the Fund’s credit agreement, the Lender, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the Lender (See Note 9).

~	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	17

Statement of Assets and Liabilities	(Unaudited) March 31, 2020

ASSETS
Investments in Securities, at Value*	$304,755,568
Short Term Investments, at Value*	20,938,808
Interest Receivable	3,100,821
Receivable for Investments Sold	69,893
Prepaid Expenses and Other Assets	21,927
Total Assets	328,887,017

LIABILITIES
Loan Payable (See Note 9)	70,000,000
Investment Advisory Fees Payable	337,465
Interest Expense Payable	126,331
Payable to Broker for Dividend Reinvestment	56,685
Administration, Fund Accounting and Custodian Fees Payable	37,287
Professional Fees Payable	33,746
Trustees Fees Payable (See Note 7)	30,715
Accrued Expenses	26,378
Total Liabilities	70,648,607
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$258,238,410

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$149
Additional Paid-in Capital	347,795,374
Undistributed (Accumulated) Net Investment Income (Loss)	1,573,840
Accumulated Net Realized Gain (Loss) on Investments	(46,404,647)
Net Unrealized Appreciation (Depreciation) on Investments	(44,726,306)
Total Distributable Earnings (See Note 5)	(89,557,113)
Net Assets	$258,238,410

*Identified Cost:
Investments in Securities	$349,642,910
Short Term Investments	20,777,772

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,944,343
Net Asset Value per Share	$17.28

18	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2020

INVESTMENT INCOME
Income:
Interest	$14,192,937
Total Investment Income	14,192,937

Expenses:
Investment Advisory Fees	1,914,962
Interest Expense from Line of Credit	926,880
Administration, Fund Accounting and Custodian Fees	119,723
Professional Fees	65,076
Trustees Fees	49,286
Shareholder Reporting Expenses	29,934
Miscellaneous Expenses	29,619
Registration Fees	12,709
Insurance Expenses	3,526
Transfer Agent Expenses	638
Total Expenses	3,152,353

Net Investment Income (Loss)	11,040,584

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments	(552,396)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(51,939,986)
Net Realized and Unrealized Gain (Loss)	(52,492,382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(41,451,798)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	19

Statements of Changes in Net Assets

	Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

OPERATIONS
Net Investment Income (Loss)	$11,040,584	$20,226,212
Net Realized Gain (Loss) on Investments	(552,396)	(7,327,220)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(51,939,986)	24,286,487
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,451,798)	37,185,479

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(11,204,293)	(21,406,129)

Total Distributions to Shareholders	(11,204,293)	(21,406,129)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	242,991	172,265

Total Increase (Decrease) in Net Assets	$(52,413,100)	$15,951,615

NET ASSETS
Beginning of Period	$310,651,510	$294,699,895
End of Period	$258,238,410	$310,651,510

20	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2020

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(41,451,798)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(54,024,542)
Proceeds from Disposition of Long Term Investments	52,934,118
Net (Purchases of) Proceeds from Disposition of Short Term Investments	12,303,565
Net Amortization (Accretion) of Premiums/Discounts	(575,732)
Net Realized (Gain) Loss on Investments	552,396
Net Change in Unrealized Depreciation (Appreciation) on Investments	51,939,986
(Increase) Decrease in:
Interest Receivable	(32,507)
Prepaid Expenses and Other Assets	(12,176)
Receivable for Investments Sold	661,603
Increase (Decrease) in:
Payable for Investments Purchased	(1,241,820)
Investment Advisory Fees Payable	(1,469)
Interest Expense Payable for Line of Credit	(72,476)
Trustees Fees Payable	1,146
Payable to Broker for Dividend Reinvestment	7,506
Accrued Expenses	14,195
Administration, Fund Accounting and Custodian Fees Payable	(10,699)
Professional Fees Payable	(29,994)
Net Cash Provided By (Used In) Operating Activities	20,961,302

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(10,961,302)
Increase in borrowings	5,000,000
Decrease in borrowings	(15,000,000)
Net Cash Provided By (Used In) Financing Activities	(20,961,302)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$242,991
Cash Paid for Interest on Loan Outstanding	$999,356

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	21

Financial Highlights

	Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net Asset Value, Beginning of Period	$20.80	$19.75	$22.04	$23.30	$24.10	$23.41

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.74	1.35	1.41	1.63	1.81	2.21
Net Gain (Loss) on Investments (Realized and Unrealized)	(3.51)	1.13	(1.70)	(0.89)	(0.08)	0.97
Total from Investment Operations	(2.77)	2.48	(0.29)	0.74	1.73	3.18

Less Distributions:

Distributions from Net Investment Income	(0.75)	(1.43)	(1.58)	(1.93)	(2.48)	(2.49)
Distributions from Return of Capital	—	—	(0.42)	(0.07)	(0.05)	—

Total Distributions	(0.75)	(1.43)	(2.00)	(2.00)	(2.53)	(2.49)
Net Asset Value, End of Period	$17.28	$20.80	$19.75	$22.04	$23.30	$24.10
Market Price, End of Period	$17.10	$20.71	$20.57	$24.04	$25.68	$24.88
Total Return on Net Asset Value[2]	(13.85)%[4]	13.12%	(1.31)%	3.49%	7.81%	14.33%
Total Return on Market Price[3]	(14.27)%[4]	8.12%	(5.78)%	2.09%	14.38%	17.08%

Supplemental Data:

Net Assets, End of Period (000’s)	$258,238	$310,652	$294,700	$327,927	$345,864	$356,678
Ratios to Average Net Assets:
Expenses, including interest expense	2.06% [5]	2.30%	2.17%	1.80%	1.59%	1.65%
Net Investment Income (Loss)	7.22% [5]	6.72%	6.77%	7.32%	7.77%	9.27%
Portfolio Turnover Rate	15% [4]	26%	28%	17%	14%	4%

[1]	Calculated based on average shares outstanding during the period.
[2]

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[3]

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[4]	Not annualized
[5]	Annualized

22	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2020

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Semi-Annual Report	March 31, 2020	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

Securities may be fair valued by the Adviser (as defined below) in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2020:

Category
Investments in Securities

Level 1

Money Market Funds	$3,949,407

Total Level 1	3,949,407

Level 2

US Government and Agency Mortgage Backed Obligations	78,690,514

Collateralized Loan Obligations	62,687,520

Non-Agency Residential Collateralized Mortgage Obligations	57,425,179

Non-Agency Commercial Mortgage Backed Obligations	44,653,164

Bank Loans	17,864,601

Other Short Term Investments	16,989,401

Asset Backed Obligations	11,204,354

Foreign Corporate Bonds	935,678

Total Level 2	290,450,411

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	25,248,902

Non-Agency Commercial Mortgage Backed Obligations	5,240,502

Collateralized Loan Obligations	765,807

Common Stocks	39,347

Total Level 3	31,294,558

Total	$325,694,376

See the Schedule of Investments for further disaggregation of investment categories.

24	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2020

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2020[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$27,417,872	$—	$(2,310,818)	$141,848	$—	$—	$—	$—	$25,248,902	$(2,310,818)
Non-Agency Commercial Mortgage Backed Obligations	6,334,700	73,659	(1,126,773)	73,167	10,554	(124,805)	—	—	5,240,502	(1,129,611)
Collateralized Loan Obligations	1,793,755	—	(1,027,948)	—	—	—	—	—	765,807	(1,027,948)
Common Stocks	—	—	(141,064)	—	180,411	—	—	—	39,347	—
Total	$35,546,327	$73,659	$(4,606,603)	$215,015	$190,965	$(124,805)	$—	$—	$31,294,558	$(4,468,377)

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2020 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$25,248,902	Market Comparables	Market Quotes	$91.58-$98.50 ($93.56)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$5,240,502	Market Comparables	Yields	13.85%-35.00% (16.83%)	Increase in yields would have resulted in the decrease in the fair value of the security

Collateralized Loan Obligations	$765,807	Market Comparables	Market Quotes	$2.00-$37.29 ($36.37)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$39,347	Market Comparables	Market Quotes	$6.00 ($6.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate

Semi-Annual Report	March 31, 2020	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2020, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2020, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DAMCO, a wholly owned subsidiary of the Adviser, owned 8,645 shares of the Fund as of March 31, 2020. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2020, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $54,024,542 and $52,934,118 respectively. In U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds), purchases and sales of investments were $0 and $19,999,922, respectively.

26	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2020

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2020	Year Ended September 30, 2019

Distributions Paid From:

Ordinary Income	$11,204,293	$21,406,129

Total Distributions Paid	$11,204,293	$21,406,129

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of September 30, 2019, was as follows:

Tax Cost of Investments	384,687,210

Gross Tax Unrealized Appreciation	27,410,782

Gross Tax Unrealized Depreciation	(23,273,825)

Net Tax Unrealized Appreciation (Depreciation)	4,136,957

As of September 30, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	4,136,957

Undistributed Ordinary Income	1,023,531

Total Distributable Earnings	1,023,531

Other Accumulated Gains (Losses)	(42,061,510)

Total Accumulated Earnings (Losses)	(36,901,022)

As of September 30, 2019, $42,056,232 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2019, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount, Passive Foreign Investment Companies (PFICs) and return of capital. For the year ended September 30, 2019, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

$(816,589)	$816,589	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2020		Year Ended September 30, 2019

	Shares	Amount	Shares	Amount

Reinvested Dividends	11,783	$242,991	8,500	$172,265

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	11,783	$242,991	8,500	$172,265

Semi-Annual Report	March 31, 2020	27

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $49,286 from the Fund during the period ended March 31, 2020. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $49,286 which includes $49,075 in current fees (either paid in cash or deferred) and an increase of $211 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Fund, a $100,000,000 committed credit facility. Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.75%, subject to certain conditions that may cause the rate of interest to increase. The Fund will also be responsible for paying a non-usage fee of 0.125% on the unused amount, should that amount be less than $25,000,000. Should the unused amount be $25,000,000 or more, the non-usage fee increases to 0.25% on the unused amount. The Fund pledges its assets as collateral to secure obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit agreement. As of March 31, 2020, the amount of total outstanding borrowings was $70,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

For the period ended March 31, 2020, the Fund’s credit facility activity is as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$100,000,000	$75,060,109	$80,000,000	$898,863	$28,017	2.35%

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

asset-backed securities investment risk:  The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the

28	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2020

possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

confidential information access risk:  The risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•

credit risk:  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•

derivatives risk:  Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of being unavailable at the time or price desired, the risk of unfavorable or ambiguous documentation, the risk of increasing the Fund’s transaction costs and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•

emerging markets risk:  The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

foreign currency risk:  The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

high yield risk:  The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater

Semi-Annual Report	March 31, 2020	29

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•

inverse floaters and related securities risk:  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, such as those experienced recently in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

issuer risk:  The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

LIBOR risk:  The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR, reduce the effectiveness of new hedges placed against existing LIBOR-based investments, increased costs for certain LIBOR-related instruments or financing transactions and cause prolonged adverse market conditions for the Fund. All of the aforementioned may adversely affect the Fund’s performance or NAV.

•	liquidity risk: The risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the

30	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2020

possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•

market discount risk:  The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

mortgage-backed securities risk:  The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational risk:  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

restricted securities risk:   The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

sovereign debt obligations risk:  Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2020	31

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2020

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Colony Real Estate and Income Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2020, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2020 meeting with management and at meetings held in preparation for that February 2020 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory, compliance, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong overall demand for products managed by DoubleLine.

32	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2020

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the one-year, three-year (where applicable) and five-year (where applicable) periods ended December 31, 2019 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the factors Strategic Insight considers in assembling peer groups of funds for the various Funds.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund, other than DoubleLine Floating Rate Fund (“Floating Rate”), DoubleLine Low Duration Emerging Markets Fixed Income Fund (“Low Duration EMFI”), DoubleLine Global Bond Fund (“Global Bond”), DoubleLine Ultra Short Fund (“Ultra Short”), and DoubleLine Shiller Enhanced International CAPE (“International CAPE”), was in the first or second performance quartile relative to its respective Morningstar category for the longest period ended December 31, 2019 for which comparative performance information was presented by Strategic Insight. The Trustees considered specific factors cited by DoubleLine for any relative underperformance of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to risk management and the overall positioning and strategy of the Funds. In respect of Low Duration EMFI and Ultra Short, the Trustees considered DoubleLine’s explanation that conservative credit and duration positioning contributed significantly to the relative performance of those Funds. In respect of Floating Rate, the Trustees considered DoubleLine’s representation that conservative credit positioning contributed to the relative underperformance of that Fund. The Trustees also considered information Strategic Insight and DoubleLine provided regarding peer group construction issues and differences in investment mandate in their evaluations of the relative performance of Low Duration EMFI, Global Bond and International CAPE.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), DoubleLine Long Duration Total Return Fund (“Long Duration Total Return”), DoubleLine Strategic Commodity Fund (“Strategic Commodity”), and DoubleLine Infrastructure Income Fund (“Infrastructure Income”), had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that none of the Funds had a net total expense ratio that was in the fourth comparative quartile of its peer group and that EMFI and Infrastructure Income were within four basis points (or less) of its expense group median.

The Trustees considered each open-end Fund’s net management fee ratio relative to its expense peer group and, in respect of those Funds with a net management fee ratio above the median of its peer group, the Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers. In respect of MAG, Long Duration Total Return, Strategic Commodity and Infrastructure Income, each of which had a net management fee that fell in the fourth quartile of its expense peer group, the Trustees considered the long-term relative performance of those Funds and that each had performed in either the first or second quartile of its Morningstar category over the longest-period of performance shown in the Strategic Insight report. The Trustees also considered information provided by DoubleLine that reflected differences in investment mandate, approach or flexibility between each of those Funds and the bulk of their peers generally, as well as DoubleLine’s undertaking to reduce the management fee of Long Duration Total Return to a level that would have been below the median of its expense peer group had it been in effect at the time the comparative information was compiled.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio and net total expense ratio were shown in the Strategic Insight Reports to be higher than the median of the Fund’s peer group. The Trustees noted DBL’s favorable relative long-term performance, with its performance ranking in the second quartile of its Morningstar peer group for the five-year period ended December 31, 2019. They also noted its less favorable performance over the three- and one-year periods ended December 31, 2019. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its greater focus on investment in mortgage-backed securities and its more limited exposure to credit risk than many of its more diversified peers.

As to the Income Solutions Fund (“DSL”), the Trustees noted that, although DSL was shown in the Strategic Insight Reports to have performed in the fourth quartile of its peers over the one-year period ended December 31, 2019, it performed in the first quartile of its Morningstar peer group over the three- and five-year periods ended December 31, 2019. They noted that DSL’s net management fee ratio and net total expense ratio were higher than the median of its peer group, though both were in the third quartile of the peer group. In evaluating the comparative net management fee and net total expense ratio of DSL, the Trustees considered DSL’s favorable relative performance and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund. The Trustees noted that both DBL and DSL had employed leverage for the

Semi-Annual Report	March 31, 2020	33

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2020

period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including those that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds, DoubleLine’s reported profitability and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the largest open-end Funds’ net management fees remained fairly priced, with all but two of the open-end Funds with $1 billion in assets under management or more having net management fees below the median of their peer groups. The Trustees noted that, although DoubleLine Total Return Bond Fund and EMFI had net management fees above their median, their net management fees were within 4 and 2 basis points, respectively, of their respective medians. The Trustees further noted that DoubleLine was subsidizing the expenses of a number of other Funds with less scale, with the prospect of recouping those fees at a later date. In evaluating economics of scale more generally, the Trustees also noted DoubleLine’s continued growth and ongoing changes to the regulatory

34	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2020

environment, each of which required DoubleLine to re-invest in its business and infrastructure. On the basis of these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to a number of Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Semi-Annual Report	March 31, 2020	35

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2020

The Fund has adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that the Fund is unable to meet its redemption obligations timely and supporting the Fund’s compliance with its limits on investments in illiquid assets. Since the program’s inception through the end of the period covered by this report, the program administrator determined that the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of the Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of the Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

* * * * *

36	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) March 31, 2020

For the fiscal year ended September 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2019, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2019, was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2020	37

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2020

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through CDOs and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

38	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2020

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Duration: The Fund may invest in securities of any maturity or no maturity or negative duration, and the Fund’s average duration will vary from time to time, potentially significantly, depending on DoubleLine’s assessment of market conditions and other factors. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point. “Effective” duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. DoubleLine retains broad discretion to modify the Fund’s duration within a wide range, including the discretion to construct a portfolio of investments for the Fund with a negative duration. DoubleLine may cause the Fund to incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

Semi-Annual Report	March 31, 2020	39

Portfolio Managers	(Unaudited) March 31, 2020

The portfolio managers for the Fund are Jeffrey E. Gundlach (since inception), Andrew Hsu (since April 30, 2020) and Ken Shinoda (since April 30, 2020).

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 21, 2020 for shareholders of record as of the close of business on December 20, 2019 to re-elect John C. Salter, a Class II trustee nominee, for the Fund. The nominee John C. Salter was elected with 11,755,346 affirmative votes and 262,554 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, Raymond B. Woolson and Ronald R. Redell.

40	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2020

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	March 31, 2020	41

Dividend Reinvestment Plan (Cont.)	(Unaudited) March 31, 2020

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

42	DoubleLine Opportunistic Credit Fund

Privacy Policy	(Unaudited) March 31, 2020

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google. com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

Semi-Annual Report	March 31, 2020	43

Privacy Policy (Cont.)	(Unaudited) March 31, 2020

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

44	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2020

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

Semi-Annual Report	March 31, 2020	45

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank National Association

1555 North Rivercenter Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DBL

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11.	Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13.	Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Opportunistic Credit Fund

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 5/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 5/27/2020

By (Signature and Title) /s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial Accounting Officer

Date 5/27/2020

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